    As filed with the Securities and Exchange Commission on August 14, 1998
                                                    Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               -------------------

                           SALIX PHARMACEUTICALS, LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               -------------------

 BRITISH VIRGIN ISLANDS                                  94-3267443
(STATE OF INCORPORATION)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                       3600 WEST BAYSHORE ROAD, SUITE 205
                           PALO ALTO, CALIFORNIA 94303
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               -------------------

                             1996 STOCK OPTION PLAN
                            (FULL TITLE OF THE PLAN)

                               -------------------

                                   DAVID BOYLE
                          EXECUTIVE VICE PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                           SALIX PHARMACEUTICALS, LTD.
                       3600 WEST BAYSHORE ROAD, SUITE 205
                           PALO ALTO, CALIFORNIA 94303
                                 (650) 856-1550
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               -------------------

                                    Copy to:
                             DOUGLAS H. COLLOM, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                           PALO ALTO, CALIFORNIA 94304
                                 (650) 493-9300

                               -------------------

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================
                                                               PROPOSED          PROPOSED
                                                                MAXIMUM           MAXIMUM
             TITLE OF EACH CLASS               AMOUNT          OFFERING          AGGREGATE            AMOUNT OF
               OF SECURITIES TO                TO BE             PRICE           OFFERING            REGISTRATION
                BE REGISTERED                REGISTERED        PER SHARE           PRICE                FEE(1)
-------------------------------------------------------------------------------------------------------------------
Common Stock,
  no par value.........................    600,000 shares        $1.55          $930,000.00            $274.35
======================================= ===================  =============  ===================  ==================

(1) Calculated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on The Toronto Stock Exchange on August 12, 1998 and an exchange rate for United States dollars into Canadian dollars was Cdn. $1.00 = U.S. $0.6601.

================================================================================

     The contents of the Registrant's Form S-8 Registration Statement No. 333-41801 as filed with the Commission on December 9, 1997 are incorporated herein by reference.


             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8. Exhibits

Exhibit
Number                                       Documents
-------            ------------------------------------------------------------
4.1*               Amended and Restated 1996 Stock Option Plan and form of
                   Notice of Stock Option Grant and Stock Option Agreement
                   thereunder
5.1                Opinion of Wilson Sonsini Goodrich & Rosati, a Professional
                   Corporation
23.1               Consent of Ernst & Young LLP, Independent Auditors
23.2               Consent of Counsel (contained in Exhibit 5.1)
24.1               Power of Attorney (see page II-3)

-------------

* Incorporated by reference to the Exhibits filed with the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, as filed with the Securities and Exchange Commission on August 14, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Salix Pharmaceuticals, Ltd., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on this 14th day of August, 1998.


                                         SALIX PHARMACEUTICALS, LTD.



                                         By: /s/ DAVID BOYLE
                                            --------------------------------
                                            David Boyle
                                            Executive Vice President and
                                            Chief Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Randy W. Hamilton and David Boyle as his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                  SIGNATURE                                TITLE                                  DATE
                  ---------                                -----                                  ----
 /s/ RANDY W. HAMILTON                    Chairman of the Board and Chief Executive          August 14, 1998
----------------------------------------- Officer (Principal Executive Officer)
(Randy W. Hamilton)                       Executive Vice President and Chief


/s/ DAVID BOYLE                           Financial Officer (Principal Financial and         August 14, 1998
----------------------------------------- Accounting Officer)
(David Boyle)

/s/ LORIN K. JOHNSON                      Vice President, Research and Director              August 14, 1998
-----------------------------------------
(Lorin K. Johnson)

/s/ DAVID E. LAUCK                        Director                                           August 14, 1998
-----------------------------------------
(David E. Lauck)

/s/ LILY BAXENDALE                        Director                                           August 14, 1998
-----------------------------------------
(Lily Baxendale)

/s/ NICHOLAS EDIGER                       Director                                           August 14, 1998
-----------------------------------------
(Nicholas Ediger)

/s/ LAWRANCE A. BROWN, JR.                Director                                           August 14, 1998
-----------------------------------------
(Lawrance A. Brown, Jr.)

/s/ JOHN F. CHAPPELL                      Director                                           August 14, 1998
-----------------------------------------
(John F. Chappell)

                                INDEX TO EXHIBITS


                                                                                        SEQUENTIALLY
   EXHIBIT                                                                                NUMBERED
   NUMBER                                    EXHIBIT                                        PAGE
   -------                                   -------                                       -----
   4.1*       Amended and Restated 1996 Stock Option Plan and form of
              Notice of Stock Option Grant and Stock Option Agreement
              thereunder...........................................................
   5.1        Opinion of Wilson Sonsini Goodrich & Rosati, a Professional
              Corporation..........................................................
  23.1        Consent of Ernst & Young LLP, Independent Auditors...................
  23.2        Consent of Counsel (included in Exhibit 5.1).........................
  24.1        Power of Attorney (see page II-3)....................................

-----------------------

* Incorporated by reference to the Exhibits filed with the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, as filed with the Securities and Exchange Commission on August 13, 1998.